SOFTWARE LICENSE	3 Months Ended
Mar. 31, 2012
Notes to Financial Statements
SOFTWARE LICENSE

The terms and conditions of the license arrangement that we have in place with our vendor for software is based on a sixty month buyout agreement for a Perpetual License payable in equal consecutive monthly installments in the amount of $5,650. The monthly payment includes interest, a one-time software license fee of $142,669 and associated maintenance fees, “the rider”. This agreement grants Attune the non exclusive, non transferable right to use the specified software in object code form only on its designated servers. The Rider and the installments may not be canceled. If installments are not made when due, and the default continues for 30 days after notice, the remaining unpaid balance of the One-Time License Fee shall be immediately due and payable. The company may prepay the balance of remaining installments at any time, with an appropriate credit, as determined by IBI, for the future portion of the interest. Maintenance will be provided for the balance of the designated period. Vendor may transfer and assign the Licensee’s payment obligation hereunder. The “Buyout Fee” is subject to adjustment in the event of upgrades.

A portion of the payments as relating to the one time license fee are capitalized and included in Other Assets on the balance sheet in accordance with ASC 350, whereas the amount due over the course of the license agreement for this onetime fee is included as long term debt on the balance sheet (net of discount and current portion). The portion of the monthly installments as relating to maintenance fees are expensed as incurred.